AMENDMENT TO SUBORDINATED PROMISSORY NOTES

     This AMENDMENT TO SUBORDINATED PROMISSORY NOTES (this “Amendment”), dated as of February 11, 2009, is entered into by and among FIRSTMARK III L.P. (“FirstMark Fund”), FIRSTMARK III OFFSHORE PARTNERS, L.P. (“FirstMark Offshore” and, together with FirstMark Fund, “FirstMark”), CONSTELLATION VENTURE CAPITAL II, L.P. (“Constellation Ventures”), CONSTELLATION VENTURE CAPITAL OFFSHORE II, L.P. (“Constellation Offshore”), THE BSC EMPLOYEE FUND VI, L.P. (“BSC”) and CVC II PARTNERS, LLC (“CVC” and, together with Constellation Ventures, Constellation Offshore and BSC, “Constellation”) and MTM TECHNOLOGIES, INC. (“MTM”).

BACKGROUND

     A.       FirstMark has made loans to MTM in the aggregate original principal amount of $6,500,000 (the “FirstMark Loans”), which loans are evidenced by (i) a Second Amended Subordinated Promissory Note dated June 11, 2008 in the amount of $2,191,123, a Subordinated Promissory Noted dated June 11, 2008 in the amount of $2,410,235, a Subordinated Promissory Note dated June 16, 2008 in the amount of $219,112 and a Subordinated Promissory Noted dated January 29, 2009 in the amount of $876,449.00 all of which are issued by MTM and payable to the order of Pequot Private Equity Fund III, L.P. (now FirstMark Fund) or FirstMark Fund (collectively, the “FirstMark Fund Notes”), and (ii) a Second Amended Subordinated Promissory Note dated June 11, 2008 in the amount of $308,877, a Subordinated Promissory Noted dated June 11, 2008 in the amount of $339,765, a Subordinated Promissory Note dated June 16, 2008 in the amount of $30,888 and a Subordinated Promissory Noted dated January 29, 2009 in the amount of $123,551.00 all of which are issued by MTM and payable to the order of Pequot Offshore Private Equity Partners III, L.P. (now FirstMark Offshore) or FirstMark Offshore (collectively, the “FirstMark Offshore Notes” and, together with the FirstMark Fund Notes, the “FirstMark Notes”).

     B.       Constellation has made loans to MTM in the aggregate original principal amount of $500,000 which loans are evidenced by a Subordinated Promissory Note dated June 16, 2008 in the amount of $249,617.80 from MTM payable to the order of Constellation Ventures, a Subordinated Promissory Note dated June 16, 2008 in the amount of $132,834.65 from MTM payable to the order of Constellation Offshore, a Subordinated Promissory Note dated June 16, 2008 in the amount of $111,313.95 from MTM payable to the order of BSC, and a Subordinated Promissory Note dated June 16, 2008 in the amount of $6,233.60 from MTM payable to the order of CVC (collectively, the “Constellation Notes” and, together with the FirstMark Notes, the “Notes”).

     C.       Each of the Notes provides that no amendment to the Note shall be effective unless in writing and signed by the holders of a majority of the then outstanding aggregate principal balance of the Notes and that no amendment that materially and adversely affects one holder of the Notes shall be effective without the written consent of such adversely affected holder.

     D.       The Subordinated Promissory Note dated January 29, 2009 in the amount of $876,449.00 from MTM payable to the order of FirstMark Fund and the Subordinated Promissory Note dated January 29, 2009 in the amount of $123,551.00 from MTM payable to the order of FirstMark Offshore (collectively, the “New FirstMark Notes”) are scheduled to mature on February 13, 2009.

     E.       FirstMark desires to extend the maturity of and modify the New FirstMark Notes and Constellation and MTM desire to give the FirstMark Notes priority over the Constellation Notes with respect to any distributions made in the event of liquidation of MTM and subordinate the Constellation Notes to the FirstMark Notes.

     F.       The parties hereto desire to modify the Notes as set forth herein.

AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.     Amendments to the New FirstMark Notes. FirstMark, as the holder of the New FirstMark Notes and the holder of a majority of the then outstanding aggregate principal balance of the Notes, agrees to the extension of the maturity date of the New FirstMark Notes to December 15, 2009 and the other amendments to the New FirstMark Notes set forth in the forms of Amended and Restated Subordinated Promissory Notes attached hereto as Exhibit A-1 and Exhibit A-2.

     2.     Amendments to the Notes. The Notes are hereby amended as follows:

        (a)     Section 4 of each of the Notes is hereby amended and restated to read in its entirety as follows:

“Section 4.     Payment Priority. If the Borrower is not able to pay to FirstMark III L.P. (“FirstMark Fund”), FirstMark III Offshore Partners, L.P. (“FirstMark Offshore” and, together with FirstMark Fund, “FirstMark”), Constellation Venture Capital II, L.P. (“Constellation Ventures”), Constellation Venture Capital Offshore II, L.P. (“Constellation Offshore”), The BSC Employee Fund VI, L.P. (“BSC”) and CVC II Partners, LLC (“CVC” and, together with Constellation Ventures, Constellation Offshore and BSC, “Constellation”) the full amounts due under the Subordinated Promissory Notes held by FirstMark (the “FirstMark Notes”) and the Subordinated Promissory Notes held by Constellation (the “Constellation Notes”) at any time, either upon the occurrence of an Event of Default or on the Maturity Date, payment shall be made first to FirstMark until the FirstMark Notes have been paid in full and then to Constellation with respect to the Constellation Notes.”

        (b)     Section 5 of each of the Constellation Notes is hereby amended and restated to read in its entirety as follows:

“Section 5. Subordination. The right of repayment of principal of and interest on this Note shall be subordinated to (a) the rights and security interest of (i) GE Commercial Distribution Finance Corporation (“CDF”) in connection with the August 21, 2007, secured Credit Facilities Agreement (“Credit Facilities Agreement”) with CDF, as Administrative Agent, GECC Capital Markets Group, Inc., as Sole Lead Arranger and Sole Bookrunner, and CDF and the other lenders listed in the Credit Facilities Agreement, and (ii) Columbia Partners, L.L.C. Investment Management, as Investment Manager and National Electric Benefit Fund (“NEBF”) in connection with the November 23, 2005, secured credit agreement (the “CP/NEBF Credit Agreement”) with Columbia Partners, L.L.C. Investment Management, as Investment Manager, and NEBF, as Lender (CDF and NEBF collectively, the “Senior Lenders” and the Credit Facilities Agreement and the CP/NEBF Credit Agreement collectively the “Senior Debt”) and (b) the rights of FirstMark in connection with the FirstMark Notes. The issuance of this Note requires the consent of the Senior Lenders pursuant to the Senior Debt. The Borrower has obtained such consent. While any default or event of default has occurred and is continuing with respect to any Senior Debt or the FirstMark Notes, the Borrower shall not make and the Holder shall not accept any payments or distribution in respect of this Note of any kind. The Holder agrees that this Note shall remain unsecured at all times and the Holder shall not accept any collateral security in respect hereof. For so long as any Senior Debt or FirstMark Notes remain outstanding or any Senior Lender shall have any obligation to lend to the Borrower, the Holder shall not exercise any remedies or take any enforcement action against the Borrower with respect to this Note.”

3.     Agreement to Subordinate.

        (a)     Constellation agrees that the payment of the Constellation Notes is hereby expressly made subordinated and subject in right of payment to the prior payment in full of the FirstMark Notes. If an Event of Default under any of the FirstMark Notes has occurred and is continuing, MTM shall not make any payment of interest or principal with respect to the Constellation Notes.

        (b)     If any proceeding is commenced by or against MTM under any federal or state bankruptcy or insolvency law, including proceedings seeking reorganization, arrangement, liquidation, assignment for the benefit of credits or other similar relief (a “Bankruptcy”), FirstMark shall be entitled to receive payment in full of the FirstMark Notes before Constellation is entitled to receive any payment or distribution with respect to the Constellation Notes. Any payment or distribution of MTM’s assets to which Constellation would be entitled shall be paid by the trustee in bankruptcy, receiver, liquidating trustee, or other person making such payment or distribution directly to FirstMark, to the extent necessary to make payment in full of the FirstMark Notes.

        (c)     Constellation shall not accelerate any of the Constellation Notes until (i) ten (10) days after FirstMark has accelerated the FirstMark Notes, (ii) the date on which a Bankruptcy is commenced by or against MTM or (iii) thirty (30) days after Constellation has given FirstMark written notice that an Event of Default under one or more Constellation Notes has occurred and is continuing and that Constellation intends to accelerate the Constellation Notes.

4.     Representations and Warranties. Each of FirstMark Fund, FirstMark Offshore, Constellation Venture, Constellation Offshore, BSC, CVC and MTM hereby certifies, severally and not jointly, that this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms.

5.     Effective Time; Full Force and Effect. The amendments and agreement contained in this Amendment shall be effective on the date first set forth above notwithstanding the actual date of signing by any party hereto (the “Effective Date”). Except as otherwise modified herein the terms and provisions of the Notes shall remain unchanged, are and shall remain in full force and effect and are hereby ratified and confirmed. From and after the Effective Date, all references in the Notes to “this Note,” “this Agreement,” “herein,” “hereof,” “hereunder” and words of similar import shall be to the Notes, as amended hereby.

6.     No Waiver. Except as expressly provided herein, this Amendment shall not constitute a waiver, consent or release with respect to any provision of the Notes, a waiver of any default or Event of Default under the Notes or a waiver or release of any of FirstMark or Constellation’s rights and remedies, all of which are hereby reserved.

7.     Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed for all purposes to be an original, and all such counterparts shall together constitute but one and the same Amendment.

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      IN WITNESS WHEREOF, the parties have affixed their signatures to this Amendment to Subordinated Promissory Notes as of the date first written above.

FIRSTMARK III, L.P.

By:	FirstMark Capital, L.L.C.
its Investment Manager

By:	/s/: Gerald Poch
Name:
Title:

FIRSTMARK III OFFSHORE PARTNERS, L.P.

By:	FirstMark Capital, L.L.C.
its Investment Manager

By:	/s/: Gerald Poch
Name:
Title:

CONSTELLATION VENTURE CAPITAL II, L.P.

By:	Constellation Ventures Management II, LLC
its General Partner

By:	/s/: Thomas Wasserman
Name:
Title:

CONSTELLATION VENTURE CAPITAL OFFSHORE II, L.P.

By:	Constellation Ventures Management II, LLC
its General Partner

By:	/s/: Thomas Wasserman
Name:
Title:

THE BSC EMPLOYEE FUND VI, L.P.

By:	Constellation Ventures Management II, LLC
its General Partner

By:	/s/: Thomas Wasserman
Name:
Title:

CVC II PARTNERS, LLC

By:	The Bear Stearns Companies Inc.
its Managing Member

By:	/s/: Thomas Wasserman
Name:
Title:

MTM TECHNOLOGIES, INC.

By:	/s/ J. W. Braukman, III
Name: J. W. Braukman, III
Title: Senior Vice President and Chief Financial
Officer